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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          FORM 8-K/A (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 24, 2004
                              (February 18, 2004)

                           NEBRASKA BOOK COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)



            KANSAS                       333-48221                47-0549819
--------------------------------------------------------------------------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
        Incorporation)                  File Number)         Identification No.)


                 4700 SOUTH 19TH STREET, LINCOLN, NE 68501-0529
               (Address of Principal Executive Offices) (Zip Code)
            ---------------------------------------------------------

                                 (402) 421-7300
              (Registrant's telephone number, including area code)

                                 ---------------

                                 ---------------
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)   EXHIBITS.

      This Current Report on Form 8-K amends the Registrant's Current Report on Form 8-K, filed on February 19, 2004, to replace Exhibit 99.4 concerning recent developments in the Registrant's business and certain financial information for the ten-month period ended January 31, 2003 and 2004, and the twelve-month period ended January 31, 2004, with the Exhibit 99.4 furnished herewith.

      Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein is deemed to be furnished pursuant to Item 9, and shall not be deemed "filed" under the Securities Exchange Act of 1934:

      99.4  Recent Developments.
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                                   SIGNATURES

      Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 24, 2004          NEBRASKA BOOK COMPANY, INC.


                                  By:  /s/ Alan G. Siemek
                                       ----------------------------------------
                                       Alan G. Siemek
                                       Chief Financial Officer, Senior Vice
                                       President of Finance and Administration,
                                       Treasurer and Assistant Secretary









                                  EXHIBIT INDEX

      99.4  Recent Developments.